HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
Index to Financial Statements

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Hong Kong Yi Tat International Investment Ltd. And Subsidiaries

We have audited the accompanying consolidated balance sheet of Hong Kong Yi Tat International Investment Ltd. and Subsidiaries as of December 31, 2006, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the two year periods ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hong Kong Yi Tat International Investment Ltd. and Subsidiaries as of December 31, 2006, and the consolidated results of their operations and their consolidated cash flows for the two year periods ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California
June 5, 2007

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2006

ASSETS
Current assets
Cash and cash equivalents	$2,215,910
Accounts receivable	164,008
Other receivables	49,644
Prepayments	268,817

Total current assets	2,698,379

Property, plant and equipment, net	3,223,558

Construction in progress, net	2,684,572

Intangible assets, net	3,675,063

Total assets	$12,281,572

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable	$229,932
Other payable	80,299
Amount due to related parties	817,813
Unearned revenue	27,726
Accrued payroll	38,305
Tax payables	515,002
Loan payable, short term	3,075,308

Total current liabilities	4,784,385

Loan payable, long term	768,825

Commitments	-

Total liabilities	5,553,210

Stockholders' equity
Share capital	8,601,847
Accumulated other comprehensive income	42,584
Accumulated deficit	(1,916,070)

Total stockholders' equity	6,728,361

Total liabilities and stockholders' equity	$12,281,572

The accompanying notes are an integral part of these consolidated financial statements.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATION
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	DECEMBER 31，
	2006	2005
Net revenue
Advertisement	$7,651,441	$909,434
Tourism	2,560,392	1,222,547

Total	10,211,833	2,131,981

Cost of revenue
Advertisement	2,205,646	474,774
Tourism	78,782	37,715

Total	(2,284,428)	(512,489)

Gross profit	7,927,405	1,619,492

Operating expenses
Selling expenses	765,118	1,032,873
Operating and administrative expenses	1,075,194	567,449

Total operating expenses	1,840,312	1,600,322

Income from operations	6,087,093	19,170

Other (income) expense
Other expense	19,801	25,595
Interest expense	250,240	240,384
Interest income	(2,347)	(1,074)
Finance expense	2,763	1,068

Total other (income) expense	270,457	265,973

Net income (loss)	5,816,636	(246,803)

Other comprehensive income

Foreign currency translation gain (loss)	92,640	(50,056)

Comprehensive income (loss)	$5,909,276	$(296,859)

The accompanying notes are an integral part of these consolidated financial statements.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006, AND 2005

	Share capital	Other comprehensive income (loss)	Accumulated deficit	Total

Balance at January 1, 2005	$5,564,107	$-	$(7,485,903)	$(1,921,796)

Cash contributed	1,258,917	-	-	1,258,917

Foreign currency translation	-	(50,056)	-	(50,056)
				-
Net loss for the year ended December 31, 2005	-	-	(246,803)	(246,803)

Balance at December 31, 2005	6,823,024	(50,056)	(7,732,706)	(959,738)
				-
Cash contributed	1,778,823	-	-	1,778,823

Foreign currency translation	-	92,640	-	92,640

Net income for the year ended December 31, 2006	-	-	5,816,636	5,816,636

Balance at December 31, 2006	$8,601,847	$42,584	$(1,916,070)	$6,728,361

The accompanying notes are an integral part of these consolidated financial statements.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$5,816,636	$(246,803)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation	90,267	16,072
Amortization	146,340	142,381
(Increase) / decrease in assets:
Accounts receivables	(105,870)	(27,488)
Other receivables	2,475,620	(2,440,527)
Prepayments	(242,904)	(1,837)
Inventories	6,021	(5,858)
Increase/(Decrease) in current liabilities:
Accounts payable	(80,840)	(123,325)
Tax payable	464,876	37,389
Unearned revenue	(203,214)	214,376
Accrued payroll	16,509	12,938
Other payable	(447,640)	(328,164)

Total Adjustments	2,119,165	(2,504,043)

Net cash provided by (used in) operations	7,935,801	(2,750,846)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property & equipment	(3,100,186)	(16,704)
proceeds of loan to related party	2,814,469	1,061,045
Increase of construction in progress	(2,532,393)	(73,340)

Net cash provided by (used in) investing activities	(2,818,110)	971,001

CASH FLOWS FROM FINANCING ACTIVITIES
Cash contributed	1,741,293	1,239,896
Payments of loan from related party	(8,147,120)	(31,587)
Proceeds of loan from related party	3,385,244	594,297

Net cash provided by (used in) financing activities	(3,020,583)	1,802,606

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	47,633	1,472

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,144,741	24,233

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE	71,169	46,936

CASH AND CASH EQUIVALENTS, ENDING BALANCE	$2,215,910	$71,169

SUPPLEMENTAL DISCLOSURES:

Cash paid during the year for:

Income tax payments	$-	$-

Interest payments	$252,240	$240,384

The accompanying notes are an integral part of these consolidated financial statements.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

Hongkong Yi Tat (“the Company”, “we”, “us”, “our”) was established on July 28, 2000, under the laws of Hong Kong Special Administration Region, with its registered office at RM1302-3 13/F, Crocodile House II, 55 Connaught Road Central HK, and its certificate number of 31123140-000-07-06-7.

Fujian Jintai Tourism Developments Co.Ltd (“Jintai”) is incorporated on October 29, 2001 under the laws of PRC and located in Taining County, Fujian Province in China. It mainly engages in tourism developments, ethnic culture communication, timeshare resorts operation, souvenirs sales, and related tourism services. It has gained 30 years of management rights (from 2001 to 2031) to manage the Big Golden Lake in Fujian province, one of the 7 best Danxia landforms in China.

The Company owns 100% shares of Jintai., and holds variable interest in Fujian Jiaoguang Media Co.Ltd.

Fujian Jiaoguang Media Co.Ltd (“Jiaoguang”) is incorporated on October 9, 2004 under the laws of PRC and located in  Fuzhou City, Fujian Province in China. It mainly engages in advertisement，publishing, exhibition, cultural communication and coordinating  cultural performance as an agent. It has gained 7 years of managing rights of Fujian Education TV advertisement (from 2003 to 2010), and has option to another 5 years’ management.

On December 30, 2004, Jiaoguang and its shareholders entered into a set of Contractual Arrangements with the Company. The relationships with the Company and its shareholders are governed by the Contractual Arrangements.

The Contractual Arrangements are comprised of a series of agreements, including a Consulting Agreement and an Operating Agreement, through which the Company has the right to advise, consult, manage and operate Jiaoguang, and collect and own all of Jiaoguang’s respective net profits. Additionally, under a Proxy and Voting Agreement and a Voting Trust and Escrow Agreement, the shareholders of Jiaoguang have vested their voting control over Jiaoguang to the Company. In order to further reinforce the Company’s rights to control and operate Jiaoguang, Jiaoguang and its shareholders have granted the Company, under an Option Agreement, the exclusive right and option to acquire all of their equity interests in the Jiaoguang or, alternatively, all of the assets of the Jiaoguang. Further, the shareholders of Jiaoguang have pledged all of their rights, titles and interests in the Jiaoguang to the Company under an Equity Pledge Agreement.

The Company has adopted FASB Interpretation No. 46R "Consolidation of Variable Interest Entities" ("FIN 46R"), an Interpretation of Accounting Research Bulletin No. 51. FIN 46R requires a Variable Interest Entity (VIE) to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE's residual returns. VIEs are those entities in which the Company, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with ownership of the entities, and therefore the company is the primary beneficiary of these entities. Acquisitions of subsidiaries or variable interest entities are accounted for using the purchase method of accounting. The results of subsidiaries or variable interest entities acquired during the year are included in the consolidated income statements from the effective date of acquisition.

ACCOUNTING AFTER INITIAL MEASUREMENT OF VIE - Subsequent accounting for the assets, liabilities, and non-controlling interest of a consolidated variable interest entity are accounted for as if the entity were consolidated based on voting interests and the usual accounting rules for which the VIE operates are applied as they would to a consolidated subsidiary as follows:

• carrying amounts of the VIE are consolidated into the financial statements of the Company as the primary beneficiary (referred as "Primary Beneficiary" or "PB");

• inter-company transactions and balances, such as revenues and costs, receivables and payables between or among the Primary Beneficiary and the VIE(s) are eliminated in their entirety; and

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

• because there is no direct ownership interest by the Primary Beneficiary in the VIE, equity of the VIE is eliminated with an offsetting credit to minority interest.

INITIAL MEASUREMENT OF VIE- The Company initially measures the assets, liabilities, and non-controlling interests of the VIEs at their fair values at the date of the acquisitions.

Because Jiaoguang and the Company’s contractual relationship comply with FIN 46R, the Company consolidated Jiaoguang’s financial statements as VIE. As of December 31, 2006, the Company has consolidated Jiaoguang’s financial statements for the two years ended December 31, 2006 and 2005 in the accompanying financial statements.

On July 19, 2007, Keenway Limited (“Keenway”), a corporation established under the law of Cayman Islands, acquired 100% shares of the Company.

2.   BASIS OF PRESETATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   Principle of consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Jintai and the accounts of the variable interest entity, Jiaoguang, collectively “the Company”. All significant inter-company accounts and transactions have been eliminated in consolidation.

b.  Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those results.

c.  Cash and cash equivalents

For Statement of Cash Flows purposes, the Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

d.  Accounts receivable

The Company's policy is to maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. As of December 31, 2006, the Company had accounts receivable of $164,008. All account receivable not collected and over 90 days as of December 31, 2006 has been written off.

e.  Prepayments

The Company advances to certain vendors for purchase of its material and necessary service. As of December 31, 2006, the advances to suppliers amounted to $268,817.

f.   Inventories

Inventories are valued at the lower of cost (determined on actual cost basis) or net realizable value. The management compares the cost of inventories with the net realizable value and an allowance is made for writing down the inventories to their net realizable value, if lower than the cost.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.     BASIS OF PRESETATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

g.  Property, plant and equipment

Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of plant, property, and equipment are capitalized. These capitalized costs may include structural improvements, equipment, and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets: 5 to 20years for house&building; 5 to 8 years for electronic equipment, 8years for transportation equipment, 5 to 8years for office furniture, 26 years for lease improvements.

h.  Impairment

The Company applies the provisions of Statement of Financial Accounting Standard No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS No. 144"), issued by the Financial Accounting Standards Board ("FASB"). FAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property, plant and equipment, intangible assets and construction in progress, for recoverability at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available, judgments and projections are considered necessary. There was no impairment of long-lived assets for the year ended December 31, 2006, except for  the allowance for construction in progress with amount of $22,613.

i.  Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104.Sales revenue is recognized at the date of service rendered to customers when a formal arrangement exists, the price is fixed or determinable, the services rendered, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue. Unearned revenue amounted to $27,726 as of December 31, 2006.

The Company has no product return or sales discount allowance because service rendered and accepted by customers are normally not returnable and sales discount is normally not granted after service is rendered.

j.  Advertising costs

The Company expenses the cost of advertising as incurred or, as appropriate, the first time the advertising takes place. Advertising costs for the years ended December 31, 2006 and 2005 were $81,181 and $743,476, respectively.

k.  Income taxes

The Company accounts for income taxes using tax payable approach which did not need the recognition and measurement of deferred tax assets.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.     BASIS OF PRESETATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

l.  Foreign currency translation

The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company's subsidiaries maintain their books and records in their functional currency, being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, the Company translates the subsidiaries' assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income. The functional currency of the Company is Chinese Renminbi.

m.  Fair values of financial instruments

Statement of Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments", requires that the Company disclose estimated fair values of financial instruments.

The Company's financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivables, advances to suppliers, accounts payable, other payable, tax payable, and related party advances and borrowings.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates.

n.  Earning per share (EPS)

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), Earnings per share. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Earnings per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic earnings per share is based upon the weighted average number of common shares outstanding. Diluted earnings per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

o.  Segment reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

During the years ended December 31, 2006 and 2005, the Company is organized into two main business segments: tourism and advertisement. The following table presents a summary of operating information and certain year-end balance sheet information for the years ended December 31, 2006 and 2005:

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.     BASIS OF PRESETATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	2006	2005
Revenues from unaffiliated customers:
Jiaoguang (advertisement)	$7,651,441	$909,434
Jintai (tourism)	2,560,392	1,222,547
Consolidated	$10,211,833	$2,131,981

Operating income (loss):
Jiaoguang (advertisement)	$5,017,857	$301,882
Jintai (tourism)	1,069,236	(282,712)
Consolidated	$6,087,093	$19,170

Identifiable assets:
Jiaoguang (advertisement)	$8,095,839	$3,494,044
Jintai (tourism)	4,185,733	6,361,160
Consolidated	$12,281,572	$9,855,204

Depreciation and amortization:
Jiaoguang (advertisement)	$75,049	$1,720
Jintai (tourism)	161,558	156,733
Consolidated	$236,607	$158,453

Capital expenditures:
Jiaoguang (advertisement)	$5,588,407	$15,762
Jintai (tourism)	165,570	75,114
Consolidated	$5,753,977	$90,876

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
2.     BASIS OF PRESETATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

p.  Statement of cash flows

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

q.  Recent accounting pronouncements

In September 2006, FASB issued SFAS 157 Fair Value Measurements.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements.  However, for some entities, the application of this Statement will change current practice.  This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In September 2006, FASB issued SFAS 158 EmployersAccounting for Defined Benefit Pension and Other Postretirement Plansan amendment of FASB Statements No. 87, 88, 106, and 132(R)This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognizethe funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the followinginformation in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

1)	A brief description of the provisions of this Statement

2)	The date that adoption is required

3)	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employers fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.     BASIS OF PRESETATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

r.  Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

3.     OTHER RECEIVABLE

Other receivable amounted to $49,644 as of December 31, 2006. Other receivable is comprised of advances to employees and other unrelated parties, interest free, and due on demand.

4.     PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following as of December 31, 2006:

House & Building	$133,915
Electronic Equipments	150,273
Transportation Equipments	55,462
Office Furniture	2,200
Lease Improvement	3,021,578
Subtotal	3,363,428

Less: Accumulated Depreciation	(139,870)

Total	$3,223,558

Depreciation expenses for the years ended December 31, 2006 and 2005 were $90,257 and $16,072, respectively.

5.    CONSTRUCTION IN PROGRESS

Construction in progress amounted to $2,684,572 as of December 31, 2006 and is mainly constructions for parking and boarding constructions in the tourist resort where the Company has management right.

6.     INTANGIBLE ASSETS

The company acquired 30 years tourist resort management right at August, 2001 from unrelated parties by paying cash. As of December 31, 2006, intangible asset amounted to $3,675,063 and is as follows:

Intangible asset	$4,484,824
Accumulated amortization	(809,761)
Total	$3,675,063

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2006 the Company expects these assets to be fully recoverable.

Total amortization expenses for the years ended December 31, 2006 and 2005 amounted to $146,340 and $142,381 respectively. Amortization expenses for next five years after December 31, 2006 are as follows:

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.      INTANGIBLE ASSETS (CONTINUED)

December 31, 2007	$146,340
December 31, 2008	146,340
December 31, 2009	146,340
December 31, 2010	146,340
December 31, 2011	146,340
Total	$731,700

7.     AMOUNT DUE TO RELATED PARTIES

Amount due to related parties are payables for normal business purposes due to Xinhengji Advertisement Company and Jin Yang Company. Xinhengji Advertisement Company is 80% owned by a shareholder of the company and 20% owned by the shareholder’s mother. Jinyang is 96% owned by 2 shareholders of the Company. The amount is due on demand and interest free. As of December 31, 2006, amount due to related parties are as follows:

Xinhengji Advertisement Company	$518,944
Jin Yang Company	298,869
Total	$817,813

8.     OTHER PAYABLE

Other payables are payables due to unrelated parties other than supplier vendors. The amount is $80,299, due on demand and interest free as of December 31, 2006.

9.     TAX PAYABLES

Tax payables consist of the following as of December 31, 2006:

City planning tax	$19,845
Business tax payable	286,178
Individual income tax payable	279
Education fee	11,367
Cultural construction fee	197,333
Total	$515,002

10.   LOAN PAYABLE

As of December 31, 2006, the loan payables are as follows:

Short term loan payable
Fuzhou Commercial Bank	$1,281,378
Bank of China	1,793,930
Subtotal	3,075,308

Long term loan payable	768,825
Total	$3,844,133

At December 31, 2006, the Company had a loan payable of $1,281,378 to Fuzhou Commercial Bank in China, with an annual interest rate of 6% from November 25, 2005 to November 23, 2006 and 7%

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  LOAN PAYABLE (CONTINUED)

from November 25, 2006 to November 23, 2007, due on November 23, 2007. The loan is guaranteed by a related party 80% owned by the same shareholder of the Company.

At December 31, 2006, the Company had a loan payable of $1,281,378 to Bank of China Taining Branch, with an annual interest rate of 6.138% from September 6, 2002 to September 5, 2007. $384,413 of the loan payable is due by March 5, 2007, $384,413 of the loan payable is due by June 5, 2007, and the rest of $512,551 of the loan payable is due by September 5, 2007. The loan payable is guaranteed by two shareholders.

At December 31, 2006, the Company had a loan payable of $1,281,377 to Bank of China Taining Branch, with an annual interest rate of 6.138% from April 29, 2003 to April 28, 2008, and guaranteed by 2 shareholders and pledged by the Company’s revenue from the tourist resort. $128,138 of the loan payable is due by April 10, 2007, $128,138 of the loan payable is due by July 10, 2007, $256,276 of the loan payable is due by October 10, 2007, $384,413 of the loan payable is due by January 10, 2008 and the rest of $384,412 of the loan payable is due by April 28, 2008. As of August 1, 2007, the Company has paid back loan payable $1,025,102.

The interest expenses are $250,240 and $240,384 for the years ended December 31, 2006 and 2005. The Company has paid interest $250,240 and $240,384 for the years ended December 31, 2006 and 2005.

Loan payment schedule for the next fives after December 31, 2006 is as follows:

December 31, 2007	$3,075,308
December 31, 2008	768,825
Total	$3,844,133

11.   STATUTORY RESERVES

As stipulated by the Company Law of the People's Republic of China (PRC), net income after taxation can only be distributed as dividends after appropriation has been made for the following:

i) Making up cumulative prior years' losses, if any;

ii) Allocations to the "Statutory surplus reserve" of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital;

iii) Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's "Statutory common welfare fund", which is established for the purpose of providing employee facilities and other collective benefits to the Company's employees; and

iv) Allocations to the discretionary surplus reserve, if approved in the shareholders' general meeting.

Because the Company has accumulated deficit, so the Company has not reserved any statutory reserves as of December 31, 2006.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  OTHER (INCOME) EXPENSES

Other (income) expenses consists of the following for the years ended December 31, 2006 and 2005:

	2006	2005

Non-operating revenue	$(53)	$(770)
Non-operating expenses	19,855	26,363
Interest expense	250,240	240,384
Interest income	(2,347)	(1,074)
Finance costs	2,763	1,068
	$270,457	$265,972

13.  INCOME TAXES

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company is subject to PRC Enterprise Income Tax at a rate of 33% on the net income. The income tax expenses for the years ended December 31, 2006 and 2005 are both $0 as the Company has accumulated deficit.

	2006	2005
Tax at statutory rate	34%	34%
Foreign tax rate difference	-1%	-1%
Valuation allowance	-33%	-33%
	0%	0%

Net operating loss carry amounted to $1,916,070 and $7,732,706 for the years ended December 31, 2006, and 2005, respectively. A 100% valuation allowance has been recorded for the deferred tax asset of $629,503 due to uncertainty of its realization. There were no other significant book and tax basis difference.

14.  MAJOR CUSTOMERS AND VENDORS

There were no major customers which accounting over 10% of the total net revenue for the year ended December 31, 2006. There are no major vendors which accounting over 10% of the total purchase for the year ended December 31, 2006. The Company extends credit to its customers based upon its assessment of their credit worthiness and generally does not require collateral. Credit losses have not been significant.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company’s practical operations are all carried out in the PRC. Accordingly, The Company’s business, financial condition, and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

16.  COMMITMENTS AND LEASES

The Company incurred rent expenses $13,300 and $15,160 for the years ended December 31, 2006 and 2005. Among the total rent, $7,688 is the rent expenses due to related party. The Company's PRC subsidiary, Jintai, has entered into a tenancy agreement with Fujian Xinhengji Advertisement Co. Ltd. ,80% owned by a shareholder of the Company and 20% owned by the shareholder’s mother, to lease one office building with a total floor area of 500 square  meters at an annual rent of $7,688 from January 1, 2005 to December 31, 2006.

The Company and its subsidiaries made no commitments of  leases for  future. So there is no lease commitment in the future.

Guarantee

The Company has guaranteed for a $1,000,000 loan payable for a related party 80% owned by a shareholder of the company and 20% owned by the shareholder’s mother. The management reviewed and believed that the chance that the Company has to pay back the loan payable for the related party is remote.

17.   SUBSEQUENT EVENTS

According to Hong Kong Yi Tat’s Board Meeting Minutes and Instrument of Transfer dated July 19, 2007, each of the two shareholders transferred 5,000 shares of the Hong Kong Yi Tat to Keenway. After the completion of the share transfer, Keenway Limited is the 100% shareholder of Hong Kong Yi Tat. The directors of the Hong Kong Yi Tat will remain unchanged.